SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2002

FIDELITY NATIONAL INFORMATION SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-20312	41-1293754

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4050 Calle Real, Santa Barbara, California	93110

(Address of principal executive officers)	(Zip Code)

(805) 696-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed, since last report)

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Statements of Earnings Information and Supplemental Earnings Information (calculated to give retroactive effect to the pooling-of-interests accounting method in connection with the acquisition of Micro General Corporation)

Item 9. Regulation FD Disclosure

         As previously disclosed on a Current Report on Form 8-K dated as of July 9, 2002 and filed on July 23, 2002, Fidelity National Information Solutions, Inc., a Delaware corporation (“FNIS”, “we”, or “us”), completed its acquisition of Micro General Corporation, a Delaware corporation (“MGEN”) on July 9, 2002.

         Prior to the acquisition, Fidelity National Financial, Inc. (“Fidelity”) held a controlling interest in both MGEN and FNIS. Our acquisition of the non-controlling equity interest of MGEN (48.4%) was accounted for under the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141, Business Combinations. Our acquisition of Fidelity’s interest in MGEN (51.6%) is not considered a business combination because FNIS and MGEN were entities under common control of Fidelity. Therefore, FNIS recorded this transaction in a manner similar to a pooling-of-interests method of accounting.

         Following our public announcement of the accounting for the acquisition described above, we received requests from analysts and investors for a presentation showing the effect of the “pooling-of-interests” accounting on our consolidated statements of earnings on a retroactive basis. Exhibit 99.1 to this Current Report on Form 8-K sets forth this financial information for all periods presented as if FNIS and MGEN had always been combined. The financial information presented, while prepared in accordance with generally accepted accounting principles (except for the absence of the presentation of corresponding statements of cash flows and explanatory notes), is provided for informational purposes only, and does not modify our historical consolidated statements of earnings as set forth in our previous filings with the SEC.

         Exhibit 99.1 also includes supplemental earnings information showing the effect of merger related costs we incurred during the third quarter of fiscal 2002 on our statement of earnings for the three and nine months ended September 30, 2002. This information is also discussed in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.

         This information in this Current Report on Form 8-K (including Exhibit 99.1) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of FNIS under the Securities Act of 1933, as amended. Furthermore, the furnishing of this Current Report on Form 8-K is not intended to constitute a determination by FNIS that the information is material or that the dissemination of the information is required by Regulation FD.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL INFORMATION SOLUTIONS, INC.

Date:	November 18, 2002	By: /s/ Neil A. Johnson

Neil A. Johnson Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Statements of Earnings Information and Supplemental Earnings Information (calculated to give retroactive effect to the pooling-of-interests accounting method in connection with the acquisition of Micro General Corporation)